UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 29, 2019

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona	85705
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company: _____

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. _____

Item 1.01 – Entry into a Material Definitive Agreement.

Effective April 29, 2019, Applied Energetics, Inc. established its Board of Advisors and appointed Christopher Donaghey as its first member. The company and Mr. Donaghey have entered into an Advisory Board Agreement which provides for Mr. Donaghey’s service on the Board of Advisors for compensation consisting of 75,000 shares of common stock and options to purchase an additional 150,000 shares of common stock at an exercise price of $0.35 per share.

Mr. Donaghey currently serves as the senior vice president and head of corporate development for Science Applications International Corporation (“SAIC”), a $6.5 billion revenue defense and government agency technology integrator. As an executive of SAIC, Donaghey works closely with SAIC’s senior management to support the development and implementation of SAIC’s strategic plan with an emphasis on M&A to complement organic growth strategies and value creation. In his role on Applied Energetics’ Board of Advisors, Mr. Donaghey will have significant input into the strategic direction of the company and provide assistance in building lasting relationships in our defense markets.

Prior to joining SAIC, Mr. Donaghey was vice president of Corporate Strategy and Development for Key W Corporation, a national security solutions provider for the Intelligence, Cyber and Counterterrorism communities, where he guided the overall corporate strategy, M&A, and capital markets activities.

Mr. Donaghey was also a senior research analyst for SunTrust Robinson Humphrey Capital Markets where he provided investment advice and insight to institutional investors covering public defense technology, government IT services, and commercial aerospace industries. During his tenure at SunTrust, Mr. Donaghey was ranked the number one defense analyst and number two analyst overall for stock selection by Forbes/Starmine in 2005 and was named in the Wall Street Journal Best on the Street survey in 2005, 2008, and 2009.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated May 2, 2019, — Applied Energetics Announces Appointment of Christopher W. Donaghey as a Member of its Board of Advisors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

By:	/s/ Bradford T Adamczyk
Bradford T. Adamczyk,
Principal Executive Officer

Date: May 2, 2019

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